                                 SCHEDULE 14A
                    Information Required in Proxy Statement

                           Schedule 14A Information

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

MML Series Investment Fund
---------------------------

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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

     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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

                                   NOTICE OF

                        SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held April 2, 1999

                                      and

                                PROXY STATEMENT

                                      for

                          MML SERIES INVESTMENT FUND

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     Your vote is very important. Please date, complete, and sign the enclosed Proxy Instruction Forms and mail them in the enclosed return envelope which requires no postage if mailed in the United States.
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

                          MML SERIES INVESTMENT FUND
                               1295 State Street
                       Springfield, Massachusetts 01111


                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                            To be Held April 2, 1999

To the Shareholders:


  A Special Meeting of Shareholders of MML Series Investment Fund (the
"Trust") will be held at the office of the Trust, 1295 State Street, Springfield, Massachusetts, at 9:30 a.m., Springfield time, on April 2, 1999 for the following purposes:


  1. To elect Richard Ayers, David E. A. Carson, Richard W. Greene, Beverly L. Hamilton and F. William Marshall, Jr. as Trustees for indefinite terms of office;

  2. To approve amendments to the Investment Management Agreements to require the Trust to assume certain expenses currently being paid by Massachusetts Mutual Life Insurance Company, as investment manager;

  3. To approve changes in the fundamental investment policies of the Trust to permit MML Managed Bond Fund and MML Blend Fund to engage in dollar roll transactions;

  4. To approve changes in the fundamental investment policies of the Trust to permit MML Managed Bond Fund, MML Blend Fund, MML Equity Fund and MML Equity Index Fund to engage in the lending of portfolio securities with respect to not more than 33% of the total assets of each such Fund; and

  5. To transact such other business as may properly come before the meeting, or any adjournments thereof.


  Only shareholders of record at the close of business on February 1, 1999 are entitled to notice of and to vote at the Special shareholders Meeting and any adjournments thereof. Massachusetts Mutual Life Insurance Company ("MassMutual"), MML Bay State Life Insurance Company ("MML Bay State") and C.M. Life Insurance Company ("C.M. Life") own of record all of the outstanding shares of the Trust. However, the owners of variable life insurance policies and variable annuity contracts that depend on the investment performance of certain separate accounts of MassMutual, MML Bay State and C.M. Life have the right to instruct MassMutual, MML Bay State and C.M. Life how to vote on the proposals listed above. Please indicate your voting instructions on the enclosed Proxy Instruction Form and date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be. The Board of Trustees of the Trust recommends a vote in favor of each nominee to the Board and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY INSTRUCTION FORM PROMPTLY.


                                             By Order of the Board of Trustees,

                                             /s/ STEPHEN L. KUHN

                                             STEPHEN L. KUHN
                                             Vice President and Secretary

Springfield, Massachusetts
February 17, 1999

                                PROXY STATEMENT

                              General Information

  The enclosed proxy is solicited by and on behalf of the Board of Trustees of MML Series Investment Fund (the "Trust") in connection with a Special Meeting of Shareholders to be held at 1295 State Street, Springfield, Massachusetts, at 9:30 a.m. on April 2, 1999 (the "Special Meeting") for the purposes described below. The cost of preparing and mailing this Proxy Statement, the Notice of Special Meeting, the Proxy Instruction Forms and any additional material which may hereafter be furnished in connection with the solicitation of proxies will be paid by Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to the terms of its Investment Management Agreements with the Trust on behalf of MML Money Market Fund ("MML Money Market"), MML Managed Bond Fund ("MML
Managed Bond"), MML Blend Fund ("MML Blend"), MML Equity Fund ("MML
Equity"), MML Equity Index Fund ("MML Index"), and MML Small Cap Value Equity Fund ("MML Small Cap") (the six series of the Trust, hereinafter referred to collectively as the "Funds").

  This Proxy Statement and the enclosed Proxy Instruction Forms were first sent to shareholders and variable contract holders entitled to instruct shareholders how to vote on or about February 17, 1999. A shareholder or contract holder giving the proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked only by the Trust's receipt of a signed and dated written notice of revocation, by filing a duly executed Proxy Instruction Form bearing a later date, or by attending the Special Meeting and voting in person.

  The Special Meeting will be held for the following purposes:

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Proposal                                          Shareholders Solicited
-------------------------------------------------------------------------

(1) To elect Richard H. Ayers, David E. A.        All shareholders
    Carson, Richard W. Greene, Beverly L.
    Hamilton and F. William Marshall, Jr. as
    Trustees for indefinite terms of office;

(2) To approve an amendment to the Investment     All shareholders
    Management Agreement for each Fund,
    requiring the Trust to assume certain
    expenses currently being paid by
    MassMutual, as investment manager;

(3) To approve changes in the fundamental         Shareholders of MML Managed
    investment policies of the Trust to permit    Bond Fund and MML Blend Fund
    MML Managed Bond Fund and MML Blend Fund
    to engage in dollar roll transactions; and

(4) To approve changes in the fundamental         Shareholders of MML Managed
    investment policies of the Trust to permit    Bond Fund, MML Blend Fund,
    MML Managed Bond Fund, MML Blend Fund, MML    MML Equity Fund, and MML
    Equity Fund and MML Equity Index Fund to      Equity Index Fund
    engage in the lending of portfolio
    securities with respect to not more than
    33% of the total assets of each such Fund.
-------------------------------------------------------------------------

  To be entitled to notice of and to vote at the Special Meeting, a shareholder must have owned shares of the Trust as of the close of business on February 1, 1999 (the "Record Date"). Shareholders entitled to vote shall have one vote for each share of the Trust owned and a proportionate fractional vote for each fractional share owned. Proxy Instruction Forms are enclosed for this purpose. On the Record Date, there were 396,846,983.516 votes eligible to be cast at this meeting, attributable to each Fund as follows:

  MML Equity Fund:                            78,610,799.431 shares
  MML Money Market Fund:                     175,006,601.790 shares
  MML Managed Bond Fund:                      20,704,468.645 shares
  MML Blend Fund:                            118,822,538.751 shares
  MML Equity Index Fund:                       2,404,946.791 shares
  MML Small Cap Value Equity Fund:             1,297,628.106 shares

MassMutual, MML Bay State Life Insurance Company ("MML Bay State") and C.M.
Life Insurance Company ("C.M. Life") own of record all of the outstanding shares of the Trust. However, the owners of variable life insurance policies (hereinafter referred to as "Variable Life Shareholders") and variable annuity contracts (hereinafter referred to as "Variable Annuity Shareholders")/1/ that depend upon the investment performance of the following separate accounts will have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of the Trust deemed attributable to their contracts on February 1, 1999 shall be voted:

     MassMutual Variable Annuity Funds 1 and 2;
     MassMutual Variable Annuity Separate Accounts 1, 2 and 3;
     MassMutual Variable Life Separate Accounts I and II;
     MassMutual Separate Account C;
     MML Bay State Variable Life Separate Accounts I, II, III, IV
      and V;
     MML Bay State Variable Annuity Separate Account 1; and
     C.M. Life Variable Life Separate Account I.

Proxy Instruction Forms are enclosed for this purpose. VARIABLE LIFE SHAREHOLDERS AND VARIABLE ANNUITY SHAREHOLDERS ENTITLED TO INSTRUCT HOW SHARES OF THE FUNDS ARE VOTED ARE NOT EXPECTED TO ATTEND THE SPECIAL MEETING.

------------------------
/1/ The votes attributable to Variable Annuity Shareholders shall be referred to as "Variable Annuity Votes" and the votes attributable to the Variable Life Shareholders shall be referred to as "Variable Life Votes".

                           Quorum and Vote Required

  With respect to Proposal 1, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") provides that a plurality of all shares voted is required to elect Trustees. With respect to Proposals 2, 3 and 4, shares will be voted separately by Fund. The holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held at the close of business on the Record Date. Under the Declaration of Trust, 30% of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to Proposal 1. The five nominees for election as Trustees at the Special Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected.

  Proposals 2, 3 and 4 were approved and recommended for shareholder approval by the Trust's Board of Trustees ("Board of Trustees") on the condition that a Proposal will not be presented at the Special Meeting for a vote unless MassMutual, MML Bay State and C.M. Life have received instructions to vote a majority of the Variable Annuity Votes and a majority of the Variable Life Votes in the same way. For example, if the instructions to vote by one group of shareholders is FOR but the other is AGAINST, the Proposal will not be presented at the Meeting and the Trust will proceed as if the Proposal had never been made.

  Each Fund votes separately on the fundamental policies of the Trust and investment management agreements that relate to that Fund. For that reason, each of the Funds votes separately on Proposal 2; MML Managed Bond Fund and MML Blend Fund vote separately on Proposal 3; and MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, and MML Equity Index Fund vote separately on Proposal 4. Pursuant to the Declaration of Trust, 30% of the shares of a Fund entitled to vote, either present in person or represented by proxy, shall constitute a quorum for the transaction of business by that Fund. A majority/2/ of the shares of each Fund shall decide the questions posed by Proposals 2, 3 and 4.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as election inspectors for

-----------------------------
/2/ As used in this Proxy Statement "majority vote" means the affirmative vote of at least 67% of the voting shares of a Fund present at the Special Meeting (provided that more than 50% of the outstanding voting shares of the Fund are present or represented by proxy at the Special Meeting) or more than 50% of the outstanding voting shares of the Fund, whichever is less.

the Special Meeting. The election inspectors will count the total number of votes cast "for" approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that "withhold authority" to vote for a nominee for election as a Trustee (or that reflect abstentions) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, an abstention from voting has no effect on the outcome of the vote or Proposal. With respect to Proposals 2, 3 and 4, withholding a vote or an abstention from voting has the effect of a negative vote.

  MassMutual, MML Bay State and C.M. Life will vote shares on a Proposal for which they have not received instructions from Variable Life Shareholders or Variable Annuity Shareholders in proportion to those votes for which instructions were received by MassMutual, MML Bay State and C.M. Life from Variable Life Shareholders or Variable Annuity Shareholders, respectively. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

  A copy of the Trust's Annual Report for the fiscal year ended December 31, 1998 is available without charge upon request and may be obtained by calling 1-800-767-1000, ext. 8480 or by writing the Trust at the address on page 2 hereof.

  The Trust was established by MassMutual for the purpose of providing a vehicle for the investment of assets of various separate accounts of MassMutual and its life insurance subsidiaries, including MML Bay State and C.M. Life. Shares of the Funds are offered solely to separate accounts established by MassMutual and its life insurance company subsidiaries.

  PricewaterhouseCoopers LLP has been appointed by the Board of Trustees as the Trust's independent account for the fiscal year ending December 31, 1998. Representatives from PricewaterhouseCoopers LLP are not expected to be present at the Special Shareholders Meeting and therefore will not be available to answer questions.

                                  PROPOSAL (1)

                              ELECTION OF TRUSTEES

  The Board of Trustees is currently comprised of the following seven Trustees:
Gary E. Wendlandt (Chairman), Ronald J. Abdow, Mary E. Boland, Richard G. Dooley, F. William Marshall, Jr., Charles J. McCarthy, and John H. Southworth. Richard H. Ayers, David E. A. Carson, Richard W. Greene and Beverly L. Hamilton have been nominated to stand for election at the Special Meeting. Mr. Marshall was appointed as a Trustee by the Board of Trustees effective as of February 9, 1996. He also has been nominated for election as a Trustee by the shareholders.

  All nominees have consented to serve as Trustees of the Trust, if elected. If any of the nominees for Trustees should for any reason become unavailable as a candidate at the meeting, which is not now anticipated, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of those persons named in the enclosed Proxy Instruction Forms. Pursuant to the Trust's Declaration of Trust, a nominee elected by shareholders will serve as a Trustee until he or she dies, resigns or is removed.

  Nominees for election by shareholders, Trustees whose re-election is not being sought, and the executive officers of the Trust, together with their ages and a brief description of their principal occupations during the past five years, directorships in public companies, and their terms on the Board are set forth below.

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------
Gary E. Wendlandt*
                           Chief Investment Officer (since 1993) and
Age 48, Chairman, Chief    Executive Vice President, MassMutual;
Executive Officer and      Chairman (since 1995), President (1983-1995)
Trustee of the Trust       and Trustee, MassMutual Corporate Investors
                           (closed-end investment company); Chairman
                           (since 1995), President (1988-1995) and
                           Trustee, MassMutual Participation Investors
                           (closed-end investment company); Chairman
                           (since 1996), Antares Capital Corporation
                           (finance company); Chairman, HYP Management,
                           Inc. (managing member of MassMutual High
                           Yield Partners LLC) and MMHC Investment, Inc.
                           (investor in MassMutual High Yield Partners
                           LLC);
----------------------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------
                           Advisory Board Member (since 1996),
                           MassMutual High Yield Partners LLC (high yield bond fund); President and Director
                           (since 1995), DLB Acquisition Corporation
                           (holding company for investment advisers);
                           Director, Oppenheimer Acquisition Corporation
                           (holding company for investment advisers);
                           Supervisory Director, MassMutual/Carlson CBO
                           N.V. (collateralized bond fund); Director
                           (since 1994), MassMutual Corporate Value
                           Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value
                           Limited (parent of MassMutual Corporate Value
                           Partners Limited); Chairman (since 1994) and
                           Director (since 1993), MML Realty Management
                           Corporation; Chairman (since 1994), Chief
                           Executive Officer (1994-1996), Cornerstone
                           Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of
                           MassMutual Holding Trust); Director, Merrill
                           Lynch Derivative Products, Inc.; Chairman and
                           Chief Executive Officer (since 1994),
                           MassMutual Institutional Funds (open-end investment company).

Ronald J. Abdow            President, Abdow Corporation (operator of
Age 67, Trustee of the     restaurants); General Partner, Grove
Trust                      Investment Group (apartment building
                           syndicator); Trustee, Abdow G&R Trust and
                           Abdow G&R Co. (owners and operators of
                           restaurant properties); Partner, Abdow
                           Partnership, Abdow Auburn Associates, and
                           Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since
                           1994), MassMutual Institutional Funds
                           (open-end investment company).

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------

Mary E. Boland             Attorney at Law, Egan, Flanagan and Cohen,
Age 60, Trustee of the     P.C. (law firm), Springfield, MA; Director
Trust                      (since 1995), Trustee (until 1995), SIS Bank
                           (formerly, Springfield Institution for
                           Savings); Trustee (since 1994), MassMutual
                           Institutional Funds (open-end investment company).

Richard G. Dooley*         Consultant (since 1993), Executive Vice
Age 69, Vice Chairman      President and Chief Investment Officer
and Trustee of the Trust   (1978-1993), MassMutual; Director (since
                           1996), Investment Technology Group, Inc.;
                           Director, The Advest Group, Inc. (financial services holding company), HSB Group Inc.
                           (formerly known as Hartford Steam Boiler
                           Inspection and Insurance Co.), New England
                           Education Loan Marketing Corporation;
                           Director, Kimco Realty Corp. (shopping center ownership and management); Director (since
                           1993), Jefferies Group, Inc. (financial
                           services holding company); Vice Chairman
                           (since 1995), Chairman (1982-1995),
                           MassMutual Corporate Investors, and Vice
                           Chairman (since 1995), Chairman (1988-1995),
                           MassMutual Participation Investors
                           (closed-end investment companies); Trustee
                           (since 1996), MassMutual Institutional Funds
                           (open-end investment company).

F. William Marshall, Jr.   Chairman, SIS/Family F.S.B. (formerly SIS Bank)
Age 57, Trustee of the     (since 1999), President, Chief Executive Officer
Trust and Nominee for      and Director (1993-1999), SIS Bancorp, Inc. and
Trustee                    SIS Bank (formerly,
------------------------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------
                           Springfield Institution for Savings); Director,
                           (since 1999), Peoples Heritage Financial Group;
                           Chairman and Chief Executive Officer (1990-1993),
                           Bank of Ireland First Holdings, Inc. and First New
                           Hampshire Banks; Trustee (since 1996), MassMutual
                           Institutional Funds (open-end investment company).

Richard H. Ayers           Retired; former adviser to Chairman (1997),
Age 56, Advisory Board     Chairman and Chief Executive Officer
Member, Nominee for        (1989-1996) and Director (1985-1996), The
Trustee                    Stanley Works (manufacturer of tools,
                           hardware and specialty hardware products);
                           Director, Southern New England
                           Telecommunications Corp. and Perkin-Elmer
                           Corp.; Trustee (since 1996), MassMutual
                           Institutional Funds (open-end investment company).

David E. A. Carson         Chairman and Chief Executive Officer (since
Age 64, Advisory Board     1997), President and Chief Executive Officer
Member, Nominee for        (1985-1997), People's Bank; Director, United
Trustee                    Illuminating Co. (electric utility); Trustee,
                           American Skandia Trust (open-end investment company); Trustee (since 1996), MassMutual
                           Institutional Funds (open-end investment company).

Richard W. Greene          Executive Vice President and Treasurer (since
Age 63, Advisory Board     1986), University of Rochester (private
Member, Nominee for        university); Trustee (since 1996), MassMutual
Trustee                    Institutional Funds (open-end investment
                           company).

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------

Beverly L. Hamilton        President, ARCO Investment Management Co.;
Age 52, Advisory Board     Director, Connecticut Natural Gas; Director,
Member, Nominee for        Emerging Markets Growth Fund (closed-end
Trustee                    investment company); Director (since 1997),
                           United Asset Management Corp. (investment management); Trustee (since 1996), MassMutual
                           Institutional Funds (open-end investment company).

Charles J. McCarthy        Proprietor, Synectics Financial Company
Age 75, Trustee of the     (venture capital activities, business
Trust                      consulting and investments); Trustee (since
                           1994), MassMutual Institutional Funds
                           (open-end investment company).

John H. Southworth         Chairman (since 1993), Southworth Company
Age 71, Trustee of the     (manufacturer of paper and calendars);
Trust                      Director (since 1995), Trustee (until 1995),
                           SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994),
                           MassMutual Institutional Funds (open-end investment company).

Stuart H. Reese            Chief Executive Director (since 1997),
Age 44, President of the   Executive Director (1996-1997), Senior Vice
Trust                      President (1993-1996), MassMutual; President
                           (since 1995), Executive Vice President
                           (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors
                           (closed-end investment companies); Director
                           (since 1996), Antares Capital Corporation
                           (finance company) and Charter Oak Capital
                           Management, Inc. (investment adviser);
                           President and Director (since 1996), HYP
                           Management Inc. (managing member of
                           MassMutual High Yield Partners II LLC), and
                           MMHC Investment Inc. (investor in funds
                           sponsored by MassMutual); Director (since

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------
                           1994), MassMutual Corporate Value Parthers
                           Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited
                           (parent of MassMutual Corporate Value
                           Partners Limited); President (since 1997),
                           MassMutual/Darby CBO IM Inc. (manager of
                           MassMutual/Darby CBO LLC, a high yield bond
                           fund); Director (1994-1996), Pace Industries
                           (aluminum die caster); Advisory Board Member
                           (since 1995), Kirtland Capital Partners;
                           Chairman and President (1990-1993), Aetna
                           Financial Services, Inc.; President (since
                           1995), MassMutual Institutional Funds
                           (open-end investment company).


Mary Wilson Kibbe          Executive Director (since 1997), Senior
Age 45, Senior Vice        Managing Director (1996-1997), Vice President
President of the Trust     and Managing Director (1991-1996),
                           MassMutual; Senior Vice President (since
                           1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners II LLC) and
                           MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Vice President,
                           MassMutual Participation Investors and
                           MassMutual Corporate Investors (closed-end investment companies); Vice President
                           (1991-1995), Oppenheimer Investment Grade
                           Bond Fund (open-end investment company).


Charles C. McCobb, Jr.     Managing Director (since 1997), MassMutual;
Age 55, Vice President     Managing Director and Vice President
of the Trust               (1994-1997), Citicorp, Inc. (banking);
                           Managing Director (1985-1994), Aetna Life &
                           Casualty (insurance company); Vice President and Chief Financial Officer (since 1998),
                           Vice President (1996-1998), MassMutual
                           Corporate Investors, MassMutual Participation
                           Investors (closed-end

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
--------------------------------------------------------------------------------
                           investment companies), MMCI Subsidiary Trust and MMPI
                           Subsidiary Trust (subsidiaries of MassMutual corporate Investors and MassMutual Participation
                           Investors, respectively); Vice President and Chief
                           Financial Officer (since 1998), HYP Management, Inc.
                           (managing member of MassMutual High Yield Partners II
                           LLC).

Stephen L. Kuhn            Vice President and Deputy General Counsel
Age 52, Vice President     (since 1998); Vice President and Associate
and Secretary of the       General Counsel (1992-1998), MassMutual; Vice
Trust                      President and Secretary, MassMutual
                           Participation Investors and MassMutual
                           Corporate Investors (closed-end investment companies); Assistant Secretary (since 1996),
                           Antares Capital Corporation (finance
                           company); Chief Legal Officer and Assistant
                           Secretary (since 1995), DLB Acquisition
                           Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer
                           Acquisition Corporation (holding company for investment advisers); Vice President and
                           Secretary, MassMutual Institutional Funds
                           (open-end investment company).

Judith A. Martini          Second Vice President (since 1996),
Age 50, Vice President     MassMutual; Marketing Manager (1984-1996),
of the Trust               Connecticut Mutual Life Insurance Company
                           (life insurance company).

Mark B. Ackerman           Investment Director (since 1996), Associate
Age 33, Treasurer of the   Director (1993-1996), MassMutual; Treasurer
Trust                      (since 1998), Controller (1997-1998),
                           Associate Treasurer (1995-1997), MassMutual
                           Participation Investors and

Name, Age and Position     Principal Occupation During Past Five Years
with the Trust             and Other Principal Business Affiliations
------------------------------------------------------------------------------
                           MassMutual Corporate Investors (closed-end investment companies); Treasurer (since
                           1998), Comptroller (1997-1998), Associate
                           Treasurer (1995-1996), MassMutual
                           Institutional Funds (open-end investment company); Vice President, HYP Management
                           Inc. (since 1998) (managing member of
                           MassMutual High Yield Partners II LLC);
                           Comptroller (since 1998) MMCI Subsidiary
                           Trust and MMPI Subsidiary Trust
                           (subsidiaries of MassMutual Corporate
                           Investors and MassMutual Participation
                           Investors, respectively).

Board and Committee Meetings

  The Board of Trustees had four regularly scheduled meetings in 1998. The Trust has no standing nominating or compensation committees, nor any committees performing similar functions.

  The Trust has an Audit Committee, consisting of Trustees who are not "interested persons'' (as defined in the Investment Company Act of 1940) of the Trust. The Audit Committee, whose members are Messrs. McCarthy and Southworth, makes recommendations to the Trustees as to the engagement or discharge of the Trust's independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust's independent auditors the results of the audit engagement, and considers the audit fees. In 1998, the Audit Committee met once and all members of the committee were present.

  Each Trustee attended 100% of the aggregate number of all meetings of the Board of Trustees, with the exception of Mr. Dooley, who attended 75% of such meetings.

Compensation

  The Trust, on behalf of each Fund, pays each member of its Board of Trustees who is not an "interested person" of the Trust or MassMutual a

$2,000 fee for each calendar quarter and a $2,000 fee for each meeting of the Board of Trustees attended by such Trustee. Such Trustees who are members of the Audit Committee, are paid an additional $1,000 per year. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees and officers of the Trust who are "interested persons" of the Trust or MassMutual are not entitled to any fee for their services to the Trust.

  The following table discloses the compensation paid to the Trust's non-interested Trustees and for the Advisory Board members for the fiscal year ended December 31, 1998. The Trust has no pension, retirement, or deferred compensation plans. All of the non-interested Trustees also serve as Trustees of one other investment company managed by MassMutual.


--------------------------------------------------------------------------------------------
                                             Aggregate
                                           Compensation          Total Compensation
Name of Person and Position                 from Trust           Trust and Fund Complex
--------------------------------------------------------------------------------------------
Ronald J. Abdow, Trustee                      $16,000                    $32,000
--------------------------------------------------------------------------------------------
Mary E. Boland, Trustee                       $16,000                    $32,000
--------------------------------------------------------------------------------------------
F. William Marshall, Trustee                  $16,000                    $32,000
--------------------------------------------------------------------------------------------
Charles J. McCarthy, Trustee;                 $17,000                    $34,000
Member, Audit Committee
--------------------------------------------------------------------------------------------
John H. Southworth, Trustee;                  $17,000                    $34,000
Member, Audit Committee
--------------------------------------------------------------------------------------------
Richard H. Ayers, Member,                     $16,000                    $32,000
Advisory Board
--------------------------------------------------------------------------------------------
David E. A. Carson, Member,                   $16,000                    $32,000
Advisory Board
--------------------------------------------------------------------------------------------
Richard W. Greene, Member,                    $16,000                    $32,000
Advisory Board
--------------------------------------------------------------------------------------------
Beverly L. Hamilton, Member,                  $16,000                    $32,000
Advisory Board
--------------------------------------------------------------------------------------------

  Mr. Dooley and Mr. Wendlandt are "interested persons" of the Trust and MassMutual. If any of the nominees for Trustee should for any reason become unavailable as a candidate at the meeting, which is not now anticipated, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of MassMutual, MML Bay State or C.M. Life.

                              Related Information

MassMutual

  Listed below are the names and principal occupations of the Directors of MassMutual and of MassMutual's principal executive officer, all of whose addresses are the same as that of MassMutual.


                          Position with MassMutual and Principal
Name                      Occupation
---------------------------------------------------------------------------
Roger G. Ackerman         Director of MassMutual; Chairman and Chief Executive
                          Officer, Corning Incorporated (manufacturer of
                          specialty materials, communication equipment, and
                          consumer products)
--------------------------------------------------------------------------------
James R. Birle            Director of MassMutual; Founding Chairman of Resolute
                          Partners, Inc.
--------------------------------------------------------------------------------
Gene Chao                 Director of MassMutual; President and Chief Executive
                          Officer, Computer Projections, Inc.
--------------------------------------------------------------------------------
Patricia D. Dennis        Director of MassMutual; Senior Vice President and
                          Assistant General Counsel, SBC Communications, Inc.
                          (telecommunications)
--------------------------------------------------------------------------------
Anthony Downs             Director of MassMutual; Senior Fellow, Brookings
                          Institution (non-profit policy research center)
--------------------------------------------------------------------------------
James L. Dunlap           Director of MassMutual; Retired (since 1998);  Former
                          President and Chief Operating Officer, Ocean Energy,
                          Inc. (oil exploration).
--------------------------------------------------------------------------------
William B. Ellis          Director of MassMutual; Senior Fellow at Yale
                          University
--------------------------------------------------------------------------------
Robert M. Furek           Director of MassMutual; Partner (since 1997) Resolute
                          Partners, LLC (private merchant bank)
--------------------------------------------------------------------------------
Charles K. Gifford        Director of MassMutual; Chairman and Chief Executive
                          Officer of Bank of Boston Corporation; Chief
                          Executive Officer of The First National Bank of Boston
--------------------------------------------------------------------------------
William N. Griggs         Director of MassMutual; Managing Director, Griggs &
                          Santow, Inc. (business consultants)
--------------------------------------------------------------------------------
George B. Harvey          Director of MassMutual; Retired, (since 1996); Former
                          Chairman, President and Chief Executive Officer,
                          Pitney Bowes, Inc. (office machines manufacturer)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Position with MassMutual an Principal
Name                      Occupation
--------------------------------------------------------------------------------
Barbara Barnes            Director of MassMutual; Director, The Great Atlantic
Hauptfuhrer               and Pacific Tea Company, Inc. (operator of retail
                          food stores), Knight-Ridder, Inc. (publisher of daily
                          newspapers and operator of cable television and
                          business information systems), Raytheon Company
                          (manufacturer of electronic equipment), Alco Standard
                          Corp. (diversified manufacturer and distributor)
--------------------------------------------------------------------------------
Sheldon B. Lubar          Director of MassMutual; Chairman, Lubar & Co.,
                          Incorporated (investment management and advisory
                          company)
--------------------------------------------------------------------------------
William B. Marx, Jr.      Director of MassMutual; Retired (since 1996); Former
                          Senior Executive Vice President, Lucent Technologies,
                          Inc. (public telecommunications systems and software)
--------------------------------------------------------------------------------
John F. Maypole           Director of MassMutual; Managing Partner of Peach
                          State Real Estate Holding Company (real estate
                          investment company)
--------------------------------------------------------------------------------
Robert J. O'Connell       Director and Chief Executive Officer of MassMutual
--------------------------------------------------------------------------------
Thomas B. Wheeler         Chairman and Director of MassMutual
--------------------------------------------------------------------------------
Alfred M. Zeien           Director of MassMutual; Chairman and Chief Executive
                          Officer, The Gillette Company (manufacturer of
                          personal care products)
--------------------------------------------------------------------------------

The Board of Trustees recommends a vote for the election of each nominee.

                                  PROPOSAL (2)

TO APPROVE AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND, REQUIRING THE FUNDS TO ASSUME CERTAIN EXPENSES CURRENTLY BEING PAID BY MASSMUTUAL, AS INVESTMENT MANAGER

Description of Investment Management Agreements


  MassMutual is the investment manager of the Funds and is located at 1295 State Street, Springfield, Massachusetts, and is a Massachusetts corporation. MassMutual currently has six Investment

Management Agreements with the Trust, on behalf of each of the six Funds (the "Management Agreements"), and all are substantially identical (except for fees). All six Management Agreements were last approved, in person, by the Board of Trustees, including a majority of those members of the Board who are not parties to the Management Agreements or "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act") of any such party (the "Independent Trustees"), at a meeting called for the purpose of voting on such approval on February 1, 1999.

  On February 1, 1999, a majority of the Independent Trustees and a majority of the entire Board of Trustees met in person and approved, subject to the required shareholder approval described herein, the proposed amendment to the Management Agreements. See Exhibit A, Proposal 2, for the text of the amendment to the Management Agreements.

  If the amendment is approved by a vote of the holders of a majority of the outstanding shares of the Trust (as defined in the 1940 Act) the Management Agreements will be amended to require the Funds to bear their own expenses, provided however, that MassMutual will bear the cost of investment advisory services, fund accounting and other administrative service expenses, and distribution expenses. The Management Agreements, as amended, will be effective as of May 3, 1999, and will continue in effect for a period of two years and from year-to-year thereafter unless otherwise terminated in accordance with their respective terms.

  Under the terms of the current Management Agreements, MassMutual acts as investment adviser and manager to each of the Funds subject to such general or specific instructions as may be given by the Board of Trustees. The Management Agreements provide that MassMutual will perform all administrative functions relating to the Funds and will bear all expenses of the Funds except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions (which may be higher than other brokers charge if paid to a broker which provides brokerage and research services to MassMutual, David L. Babson and Company, Inc., and Mellon Equity Associates, L.L.P. (collectively, the "Advisers") or for use in providing investment advice and management to the Funds and other accounts over which the Advisers exercise investment discretion) and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Funds; (4) fees and expenses of Trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Advisers or the Trust; and (5) fees of the Funds' independent certified public accountants.

  For providing the services and bearing the expenses described above for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100 million of the average daily net asset value of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. For MML Small Cap Value Fund, MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net asset value of each Fund, .60% of the next $200 million, .55% of the next $200 million and .50% of any excess over $500 million. For the MML Index Equity Fund, MassMutual is paid a quarterly fee at the annual rate of .40% of the first $100 million of the average daily net assets, .38% of the next $150 million and .36% of any net assets thereafter. MassMutual has unilaterally agreed to bear expenses of each Fund (with the exception of MML Equity Index) (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of average daily net asset value through April 30, 2000. In 1998, MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Small Cap Value Equity Fund and MML Equity Index Fund paid fees to MassMutual amounting to .37%, .46%; .45%, .37%, .39% and .40%, respectively, of their average daily net assets during the year. The aggregate management fees paid by the Funds to MassMutual in 1998 was $22,356,185.

  Each Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of the Trust; or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual's control of the initials "MML" and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under each Management Agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.


  Brokerage commissions paid by the Trust in 1998 to Jefferies & Co., Inc. ("Jefferies") were $6,776, which was .40% of the Trust's total brokerage commissions. Brokerage commissions paid by the Trust in 1998 to Advest Inc. were $3,192, which was .19% of the Trust's total brokerage commissions. Jefferies and Advest Inc. are wholly-owned subsidiaries of a company for which one Trustee serves as a director.

Description of Proposed Amendment


  The amendment to the Management Agreements provides that the Trust would bear all of its expenses not expressly specified therein as being borne by MassMutual, whereas under the current Management Agreements, MassMutual bears all expenses not expressly specified as being borne by the Trust. By requiring the Trust to bear expenses previously borne by MassMutual, MassMutual's remuneration would be effectively increased. Under the current Management Agreements, the Trust bears: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Funds; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the 1940 Act, of the Advisers or the Trust; and (5) fees of the Funds' independent certified public accountants. The amended Management Agreements provide that the Trust or the Funds will bear its owns expenses, with the following exceptions: MassMutual agrees to bear the cost of investment advisory services, fund accounting and administrative expenses, and distribution expenses. With respect to MML Equity Index, the sub-adviser to that Fund pays the custodial fees. The sub-adviser is paid a fee for its services pursuant to its sub-advisory agreement with MassMutual, but the Fund is not charged any additional fees for custody.

      The principal change in expenses would be that the Trust would bear its own custodial fees, legal fees and expenses, and expenses of producing shareholder reports. The cost to the Trust is estimated at approximately $106,156 for the first 12 months that the amended Management Agreements are in force. This cost would be allocated to the Funds in accordance with the Trust's normal allocation procedures. If approved by the shareholders, the amended Management Agreements would result in relatively small increases in expense ratios, as set forth in the table below.

  The amended Management Agreements will, unless sooner terminated in accordance with the agreement, continue in effect for a period of two years from their effective date and thereafter on an annual basis with respect to each of the Funds, provided such continuance is approved at least annually, as set forth above.


  The Trust paid to MassMutual aggregate management fees of $22,356,185 in 1998. In turn, MassMutual paid $106,156 for custodial fees, legal fees and expenses, and expenses of producing shareholder reports. Net of these costs, MassMutual received $22,250,029 from the Trust. If the amended Management Agreements had been in effect MassMutual would have received $22,356,185 in aggregate management fees from the Trust, without any deductions, representing a .47% increase in remuneration received from the Trust.


  The following table shows for the fiscal year ended December 31, 1998: (a) the actual operating expenses for the Funds as a percentage of average net assets, and (b) the pro forma operating expenses assuming the proposed amendment had been in effect throughout the fiscal year. The table and examples below should not be considered to be a representation of past or future expenses of the Funds. These tables do not reflect any separate account expenses. Actual expenses may vary from year to year and may be higher or lower than those shown below:

                                          As of 12/31/98

                                        MML           MML                           MML            MML
                         MML           Money        Managed          MML           Small          Equity
                        Equity        Market          Bond          Blend           Cap           Index
Annual Fund
Operating Expenses
% of average
daily net assets       0.0023%        0.0326%       0.0253%        0.0029%        0.5458%        0.1980%

Management
Fees                   0.3672%        0.4563%       0.4525%        0.3672%        0.6715%        0.3996%

Other Expenses            --             --            --             --         -0.4358%*      -0.1011%**

Total                  0.3694%        0.4889%       0.4779%        0.3700%        0.7815%        0.4965%
                                                                                            (w/ reimbursement)
                                                                                                 0.5976%
                                                                                            (w/o reimbursement)
-----------------------------------------------------------------------------------------------------------------

*MassMutual has agreed to bear the Fund's expenses (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset value through April 30, 2000.

**MassMutual agreed to bear the Fund's expenses (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of the average daily net asset value through April 30, 1998.


                                 Pro Forma (as of 12/31/98)

                                        MML           MML                           MML             MML
                         MML           Money        Managed          MML           Small           Equity
                        Equity        Market          Bond          Blend           Cap            Index
Annual Fund
Operating Expenses
% of average
daily net assets       0.0039%        0.0380%       0.0287%        0.0042%        0.6179%         0.1992%

Management
Fees                   0.3672%        0.4563%       0.4525%        0.3672%        0.6715%         0.3996%

Other Expenses                                                                   -0.5079%        -0.1011%
Total                  0.3710%        0.4942%       0.4812%        0.3714%        0.7815%***      0.4976%
                                                                                             (w/ reimbursement)
                                                                                                  0.5987%
                                                                                             (w/o reimbursement)
------------------------------------------------------------------------------------------------------------------

***This expense ratio would not change because MassMutual has agreed to bear certain of the Fund's expenses in excess of .11% of average daily net asset value through April 30, 2000, as described above.

EXAMPLES. These examples are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the shares of the Funds for the time periods indicated, that your investment earns a 5% return each year and that each Fund's operating expenses remain the same provided, however, that the table entries designated as "proposed" reflect the Trust's assumption of certain expenses, as described herein. This table does not reflect any separate account expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                MML        MML                  MML        MML
                      MML      Money     Managed      MML      Small      Equity
                    Equity     Market      Bond      Blend      Cap*      Index
 1 Year            $ 38.79    $ 51.33    $ 50.18    $ 38.85   $ 82.06    $ 62.75
 Present Cost

 1 Year            $ 38.96    $ 51.89    $ 50.53    $ 39.00   $ 82.06    $ 62.87
 Proposed Cost

 3 Years           $121.82    $161.00    $157.40    $122.02   $256.61    $196.59
 Present Cost

 3 Years           $122.35    $162.76    $158.51    $122.47   $256.62    $196.97
 Proposed Cost

 5 Years           $212.68    $280.74    $274.49    $213.03   $446.07    $342.39
 Present Cost

 5 Years           $213.60    $283.78    $276.41    $213.82   $446.07    $343.05
 Proposed Cost

 10 Years          $479.14    $630.37    $616.53    $479.92   $993.49    $766.48
 Present Cost

 10 Years          $481.19    $637.11    $620.77    $481.68   $993.49    $767.92
 Proposed Cost
--------------------------------------------------------------------------------

* MassMutual has unilaterally agreed to bear expenses of each Fund (with the exception of MML Equity Index) (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 2000. MML Small Cap is the only Fund whose expenses exceeded .11% in 1998 to which this agreement applied.

     Since the Funds do not impose any shareholder fees, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

     The following table shows on a comparative basis for the fiscal year ended December 31, 1998 the Trust's aggregate expenses pursuant to the current

Management Agreements and on a pro forma basis under the proposed amended Management Agreements. Actual expenses under both the current Management Agreements and the amended Management Agreements are calculated daily based on the net assets of each Fund's portfolio.

                                 MML       MML                   MML       MML
                      MML       Money    Managed      MML       Small     Equity
                     Equity    Market      Bond      Blend       Cap      Index
Actual Expenses     $ 38.79    $ 51.33   $ 50.18    $ 38.85    $ 82.06   $ 62.75

Pro Forma Expenses  $ 38.96    $ 51.89   $ 50.53    $ 39.00    $ 82.06   $ 62.87

Difference          $  0.17    $  0.56   $  0.35    $  0.15      --      $  0.12

% of actual         0.4383%    1.0910%   0.6975%    0.3861%     0.00%    0.1940%
--------------------------------------------------------------------------------

Management Fee Schedules of other MassMutual Funds with Similar Investment Objectives

     The Trust is required under applicable regulations of the Securities and Exchange Commission to provide the management fee schedules of other mutual funds managed by MassMutual that have investment objectives similar to those of the Funds. Accordingly, this information is provided in the following table, notwithstanding MassMutual's belief that the management fee schedules of these mutual funds may not be comparable to those of the Funds. MassMutual has not waived, reduced or otherwise agreed to reduce its management fees for the Funds listed below:

-------------------------------------------------- ------------ ----------------
                                                                Net Assets as of
                                                      Fee           12/31/98
MassMutual Institutional Funds                      Schedule       (Unaudited)
-------------------------------------------------- ------------ ----------------
MassMutual Core Equity Fund (similar to
MML Equity Fund)                                      0.45%      $3,587,158,882
-------------------------------------------------- ------------ ----------------
MassMutual Core Bond Fund (similar to
MML Managed Bond Fund)                                0.45%        $710,000,858
-------------------------------------------------- ------------ ----------------
MassMutual Balanced Fund (similar to
MML Blend)                                            0.45%        $772,991,619
-------------------------------------------------- ------------ ----------------
MassMutual Small Cap Value Fund (similar to
MML Small Cap)                                        0.45%        $683,319,785
-------------------------------------------------- ------------ ----------------
MassMutual Prime Fund (similar to
MML Money Fund)/3/                                    0.45%       $252,432,493
-------------------------------------------------- ------------ ----------------

/3/ MassMutual Prime Fund is not a money market fund as defined in Rule 2a-7 under the of 1940 Act but has a similar investment objective.

Factors considered by the Trustees

  The Trustees, including the Independent Trustees, considered various matters in determining the reasonableness and fairness of the proposed amendments to the Management Agreements requiring the Funds to assume certain expenses previously borne by MassMutual as investment manager to the Funds. The Trustees requested and evaluated information provided by MassMutual which, in its opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether the amended Management Agreements would be in the best interests of MML Equity, MML Managed Bond, MML Money Market, MML Blend, MML Small Cap and MML Equity Index (the "Funds").

  In reaching their decision to approve and recommend that shareholders approve the amended Management Agreements, the Trustees evaluated the information and documentation provided by MassMutual and considered such factors as they deemed appropriate. These factors included, among others: (1) the advisory fees and other expenses that would be paid by the Funds under the amended Management Agreements as compared to those of similar portfolios managed by other investment advisers; (2) the nature, quality and extent of the portfolio management and non-advisory services furnished by MassMutual to the Funds; (3) MassMutual's need to maintain and enhance its ability to retain and attract capable personnel to serve the Funds; (4) the fact that, with respect to portfolio management services, the amended Management Agreements would, except as described herein, have terms and conditions substantially similar to those of the current Management Agreements; (5) the relationship of the proposed advisory fee structure to the fee structures of comparable mutual funds and the impact of the proposed amendments on each Fund's expense ratio; (6) the performance of the Funds; and (7) the increased cost and complexity of providing portfolio management services.

  The Trustees considered that the shareholders of all Funds would be subject under the amended Management Agreements to an immediate increase in the level of expenses paid by the Trust. In considering this amendment, the Trustees placed primary emphasis upon the nature and quality of the services being provided on behalf of these Funds by MassMutual, taking into account the relative complexity of managing the Funds. The Trustees believe that the amendment to the Management Agreements will, over the long term, enable MassMutual to continue to provide high-quality investment advisory services to the Funds at reasonable fee rates and the expense structure will allow MassMutual to provide portfolio management and non-advisory services to the Funds at levels consistent with the increased demands of today's investment advisory marketplace.

  With respect to the services to be provided on behalf of each Fund, the Trustees determined that the compensation to be paid to MassMutual under the amended Management Agreements is fair and reasonable, and the amended Management Agreements will allow MassMutual to receive fees for its services that are competitive with fees paid by other mutual funds to other investment managers.

The Board of Trustees recommends that shareholders vote in favor of the proposed amendment to the Management Agreements with respect to each of the Funds.

                              Investment Proposals


  Proposals 3 and 4 would provide certain of the Funds with the authority to engage in certain investment transactions and techniques ("Investment Proposals"). These Proposals, if approved by shareholders, would change the Trust's fundamental investment policies with respect to certain of the Funds. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described above in "Quorum and Vote Required." Non-fundamental investment policies may be changed by the Board of Trustees without the expense and delay of seeking shareholder approval. If approved by shareholders, these Proposals would provide the affected Funds with added flexibility to operate in an increasingly competitive and dynamic environment. If approved, the Investment Proposals will take effect as soon as possible after any remaining legal prerequisites to implementation of the Proposals have been satisfied. If a proposed change in an investment restriction is not approved for a Fund, that Fund's current investment restriction will remain unchanged.

                                  PROPOSAL (3)

TO APPROVE CHANGES IN THE FUNDAMENTAL INVESTMENT POLICIES OF THE TRUST APPLICABLE TO MML MANAGED BOND FUND AND MML BLEND FUND TO ENGAGE IN DOLLAR ROLL TRANSACTIONS

  Currently MML Managed Bond Fund and MML Blend Fund may not engage in "dollar roll" transactions. The Board of Trustees has concluded it is appropriate to update its fundamental investment restrictions to reflect changing market conditions. If Proposal 3 is presented to and approved by

Shareholders at the Special Meeting, the Trust's Prospectus and Statement of Additional Information will be revised as set forth in Exhibit A, Proposal 3.

  To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Trustees have concluded that MML Managed Bond and MML Blend Fund should be allowed to engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

  The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet their obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

  Dollar roll transactions are borrowings, and therefore would be subject to the investment restriction set forth in the prospectus relating to MML Equity, MML Money Market, MML Managed Bond and MML Blend, which states that each of these Funds will not borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions (as described in the Prospectus) and in reverse repurchase agreements (as described in the Statement of Additional Information), provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund's borrowings (including all obligations under financial futures contracts on debt obligations). If Proposal 3 is approved, dollar roll transactions will be permitted forms of borrowing for the Funds but subject to the limits set forth in (a) and (b) above.

The Board of Trustees of the Trust recommends the shareholders approve Proposal 3 to permit MML Managed Bond Fund and MML Blend Fund to engage in dollar roll transactions.

                                  PROPOSAL (4)

TO APPROVE CHANGES IN THE FUNDAMENTAL INVESTMENT POLICIES OF THE TRUST APPLICABLE TO MML MANAGED BOND FUND, MML BLEND FUND, MML EQUITY FUND AND MML EQUITY INDEX FUND TO ALLOW SUCH FUNDS TO ENGAGE IN THE LENDING OF PORTFOLIO SECURITIES WITH RESPECT TO NOT MORE THAN 33% OF EACH SUCH FUND'S TOTAL ASSETS.

  The Board of Trustees has approved, and recommends that shareholders approve, amendments to the fundamental investment restrictions of the Trust applicable to MML Managed Bond Fund, MML Blend Fund, MML Equity Fund and MML Equity Index Fund to increase the ability of these Funds to engage in lending portfolio securities. The text of the amended investment restriction is set forth in Exhibit A, Proposal 4. If Proposal 4 is presented to and approved by shareholders at the Special Meeting, the Trust's Prospectuses and Statements of Additional Information will be revised as set forth in Exhibit A, Proposal 4.

  As described in the Trust's Prospectuses and Statements of Additional Information relating to these Funds, MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Index may seek additional income by making loans of portfolio securities of not more than 10% of their respective total assets taken at current value. The proposed new fundamental investment policy would allow MML Managed Bond, MML Blend, MML Equity and MML Equity Index to make loans of their portfolio securities of up to 33% of their respective total assets taken at current value. This revised investment policy would remain a fundamental investment policy that could only be changed by the vote of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of a Fund.

  Securities lending transactions involve the loan of securities by a lender (such as one of the Funds) from its portfolio to brokers, dealers and other financial institutions desiring to borrow securities to complete certain transactions. The lender retains most of the rights of ownership including interest, dividends or other distributions payable on the loan securities which afford the lender an opportunity to earn interest on the amount of the loan and income on the loan securities' collateral. The lender does not retain voting rights on the loaned securities. Although lending portfolio securities may involve the risk of delay in recovery of the securities loans or possible loss of right in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual to be in good standing.

  Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loan securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short-term instruments, including bank obligations, U.S. government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of such Fund.

The Board of Trustees of the Trust recommends the shareholders approve Proposal 4 to permit MML Managed Bond Fund, MML Blend Fund, MML Equity Fund and MML Equity Index Fund to engage in the lending of portfolio securities with respect to not more than 33% of the total assets of each of such Fund.

                  OTHER MATTERS AND DISCRETION OF SHAREHOLDERS

  While the meeting has been called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business set forth in the Notice of Meeting. If other matters lawfully come before the meeting, and on all procedural matters at said meeting, it is the intention that the proxies that do not include specific restrictions to the contrary will be voted on, shall be voted in accordance with the best judgment of MassMutual, MML Bay State or C.M. Life.

  The Trust does not hold shareholder meetings annually. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder meeting should send their written proposals to MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111-0001, c/o the Corporate Secretary.

  You are requested to mark, date, sign and return the enclosed proxy promptly. No postage is required on the enclosed envelope.


                                       By Order of the Board of Directors

                                       /s/ Stephen L. Kuhn

                                       Stephen L. Kuhn
                                       Vice President and Secretary


Springfield, Massachusetts
February 17, 1999

                            VOTING INSTRUCTION CARD
                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                      MML BAY STATE LIFE INSURANCE COMPANY
                          C.M. LIFE INSURANCE COMPANY

VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF MML SERIES INVESTMENT FUND TO BE HELD ON APRIL 2, 1999

                         MML _______ FUND (The "Fund")

This Instruction Card is solicited by the following insurance companies:
Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company (collectively, the "Insurance Companies"), each of which has issued certain variable annuity contracts and/or variable life insurance policies, from owners of such variable annuity contracts and/or variable life insurance policies who have specified that a portion of their investment be allocated to this Fund of the MML Series Investment Fund (the "Trust").

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Fund be cast as directed on the reverse side at the Special Meeting of the Shareholders of the Trust on April 2, 1999 at 9:30 a.m. Springfield time. The undersigned, by completing this form, does hereby authorize the Insurance Companies to exercise their discretion in voting upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.
NOTE: PLEASE SIGN EXACTLY AS YOU NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

Signature of Policyowner: ____________________ Date: ________ 1999

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THE PROPOSALS SET FORTH BELOW.

For each Proposal, indicate your vote by marking one of the boxes under the name of the Funds in which you own shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(1) FOR EACH FUND: To elect Richard Ayers, David E.A. Carson, Richard W. Greene, Beverly L. Hamilton and F. William Marshall, Jr. as Trustees for indefinite terms of office (Proposal Number 1);

FOR ALL _________________   WITHHOLD _________________

To withhold authority for an individual nominee, write that nominee's name on the line below:

________________________________________________________

(2) FOR EACH FUND: To approve amendments to the Investment Management Agreements to require the Funds to assume certain expenses currently paid by Massachusetts Mutual Life Insurance Company, as investment manager (Proposal Number 2);

FOR ________  AGAINST __________  ABSTAIN___________

(3) FOR MML MANAGED BOND FUND AND MML BLEND FUND ONLY: To approve changes in the fundamental investment policies of the Trust to permit MML Managed Bond Fund and MML Blend Fund to engage in dollar roll transactions (Proposal Number
    3);

FOR ________  AGAINST __________  ABSTAIN___________

(4) FOR MML MANAGED BOND, MML BLEND FUND, MML EQUITY FUND AND MML EQUITY INDEX FUND ONLY: To approve changes in the fundamental investment policies of the Trust to permit MML Managed Bond Fund, MML Blend Fund, MML Equity Fund and MML Equity Index Fund to engage in the lending of portfolio securities with respect to not more than 33% of the total assets of each such Fund (Proposal Number 4);

FOR ________  AGAINST __________  ABSTAIN___________

                                      A-2